RiverPark Funds Trust

RiverPark Short Term High Yield Fund

Supplement dated June 14, 2013 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated January 28, 2013.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective as of 4pm on June 21, 2013 (the "Closing Date"), Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund (the "Fund") are closed to new investors.

After the Closing Date, existing shareholders of Retail and Institutional Class Shares of the Fund and certain eligible investors, as set forth below, may purchase additional Retail and Institutional Class Shares of the Fund through existing or new accounts and reinvest dividends and capital gains distributions. Existing shareholders and eligible investors include:

•
Shareholders of Retail Class Shares and Institutional Class Shares of the Fund as of the Closing Date (although once a shareholder closes all accounts in the Fund, additional investments into the Fund may not be accepted).

•	Clients of a financial adviser or planner who had client assets invested in the Fund as of the Closing Date.
•	Any trustee of RiverPark Funds Trust, or employee of RiverPark Advisors, LLC or Cohanzick Management, LLC, or an investor who is an immediate family member of any of these individuals.

The Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Retail Class Shares and Institutional Class Shares of the Fund may be further restricted or reopened in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RPF-SK-011-0100